UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	June 21, 2010

TASER International
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	001-16391	86-0741227
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

17800 N 85th St, Scottsdale, Arizona		85255
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(480) 991-0797

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

TASER International, Inc. (NASDAQ: TASR), today announced the appointment of Hadi Partovi to the Board of Directors of TASER International, Inc. effective June 21, 2010. There are no arrangements or understandings between Mr. Partovi and any other persons pursuant to which Mr. Partovi was selected as a director.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TASER International

June 25, 2010	By:	Douglas E. Klint

Name: Douglas E. Klint
Title: Corporate Secretary

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Exhibit Index

Exhibit No.	Description

99.1	Text of press release dated June 24, 2010 titled "Hadi Partovi Joins TASER International Board of Directors".